THE ALGER PORTFOLIOS

Alger Balanced Portfolio

Alger Mid Cap Growth Portfolio

Supplement Dated March 28, 2018 to the

Summary and Statutory Prospectuses

Dated August 30, 2017

For Alger Balanced Portfolio, the “Fees and Expenses” section on page 1 of the Class I-2 Shares summary prospectus and page 34 of the statutory prospectus is hereby replaced in its entirety with the following:

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.  The example does not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies.  If it did, the fees would be higher.

Class I-2
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*
Management Fee	.71%
Distribution and/or Service (12b-1) Fee	None
Other Expenses	.46%
Total Annual Fund Operating Expenses	1.17%

* The expense Information in the table has been restated to reflect current expenses.

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class I-2 shares of the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The example does not reflect fees, expenses, or charges that may be imposed by the separate accounts of life insurance companies or qualified pension or retirement plans.  If it did, the expenses would be higher.  Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Class I-2 Shares	$119	$372	$644	$1,420

For Alger Balanced Portfolio, the below table deletes and replaces the table under the section “Management” on page 4 of the Class I-2 Shares  summary prospectus and on page 38 of the statutory prospectus.

Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund’s Portfolio
Fred Alger Management, Inc.	Gregory S. Adams, CFA Senior Vice President,

Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund’s Portfolio
Director of Quantitative & Risk Management and Portfolio Manager Since February 2013

For Alger Mid Cap Growth Portfolio, the below table deletes and replaces the table under the section “Management” on page 4 of the Class I-2 and Class S Shares summary prospectuses, pages 14 and 15 of the Class I-2 Shares statutory prospectus and page 15 of the Class S Shares statutory prospectus.

Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund’s Portfolio
Fred Alger Management, Inc.	Dan C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager Since January 2018
Teresa McRoberts Senior Vice President, Senior Analyst and Portfolio Manager Since February 2015

The section “Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of Portfolio Investments” on pages 45 and 46 of the Class I-2 Shares statutory prospectus is hereby deleted and replaced with the following. For Alger Mid Cap Growth Portfolio, page 20 of the Class S Shares statutory prospectus is hereby deleted and replaced with the following information for Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio and Alger Mid Cap Growth Portfolio.

Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of Portfolio Investments

Portfolio	Portfolio Managers	Since
Alger Capital Appreciation Portfolio	Ankur Crawford, Ph.D. Patrick Kelly, CFA	June 2015 September 2004
Alger Large Cap Growth Portfolio	Dan. C. Chung, CFA	September 2001
Alger Mid Cap Growth Portfolio*	Dan C. Chung, CFA Teresa McRoberts	January 2018 February 2015
Alger SMid Cap Focus Portfolio	H. George Dai, Ph.D. Joshua D. Bennett, CFA Matthew A. Weatherbie, CFA	March 2017 March 2017 March 2017
Alger Small Cap Focus Portfolio	Amy Y. Zhang, CFA Dan C. Chung, CFA	February 2015 January 2016
Alger Growth & Income Portfolio	Dan C. Chung, CFA Gregory S. Adams, CFA	September 2003 April 2012
Alger Balanced Portfolio	Gregory S. Adams, CFA	February 2013

*Mr. Chung, the Manager’s Chief Investment Officer, and Ms. McRoberts are each responsible for the management of a portion of the Portfolio.  Mr. Chung, for his portion, coordinates and oversees portfolio allocations by members of the Manager’s analyst team for Alger Mid Cap Growth Portfolio.  Each analyst is allocated a percentage of the Portfolio’s total assets, is responsible for the management of that portion of the Portfolio, and has such allocation rebalanced on a periodic basis by Mr. Chung.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts that they manage, and their ownership of securities of the Portfolio(s) that they manage.

•                  Mr. Adams has been employed by the Manager since 2006. He became a Senior Vice President and the Director of Quantitative & Risk Management in 2006, and a portfolio manager in 2012. From 2006 through 2012, Mr. Adams was a Senior Analyst.

•                  Mr. Bennett is a Senior Managing Director, Director of Research of Weatherbie. He joined Weatherbie in 2007.

•                  Mr. Chung has been employed by the Manager since 1994. He became a portfolio manager in 2000, Chief Investment Officer in 2001, President in 2003, and Chief Executive Officer in 2006.

•                  Ms. Crawford has been employed by the Manager since 2004. She became a portfolio manager, a Senior Vice President, and a Senior Analyst in 2010. She served as a Vice President and an Analyst from 2007 to 2010.

•                  Mr. Dai is a Senior Managing Director and Co-Chief Investment Officer of Weatherbie. He joined Weatherbie in 2001.

•                  Mr. Kelly has been employed by the Manager since 1999. He became a portfolio manager in 2004, an Executive Vice President in 2008, and the Head of Alger Capital Appreciation and Spectra Strategies in 2015

•                  Ms. McRoberts has been employed by the Manager since 2015 as a Senior Vice President, Senior Analyst and Portfolio Manager. Prior to joining the Manager, she was a founder and partner of Bienville Health Science Partners, LP from September 2013 to January 2015. Ms. McRoberts was self-employed from November 2009 to September 2013.

•                  Mr. Weatherbie is President, Chief Executive Officer and Co-Chief Investment Officer of Weatherbie. He founded Weatherbie in 1995.

•                  Ms. Zhang has been employed by the Manager since 2015 as a Senior Vice President and Portfolio Manager. Prior to joining the Manager, she was a Managing Director and Senior Portfolio Manager at Brown Capital Management, Inc. from 2002 to 2015.

The following replaces the entry for Alger Balanced Portfolio in the chart under the heading “Hypothetical Investment and Expense Information” on page 53 of the Class I-2 Shares statutory prospectus:

Alger Balanced Portfolio I-2	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	1.17%	1.17%	1.17%	1.17%	1.17%	1.17%	1.17%	1.17%	1.17%	1.17%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	3.83%	7.81%	11.94%	16.22%	20.67%	25.30%	30.09%	35.08%	40.25%	45.62%
End Investment Balance	$10,383	$10,781	$11,194	$11,622	$12,067	$12,530	$13,009	$13,508	$14,025	$14,562
Annual Expense	$119	$124	$129	$133	$139	$144	$149	$155	$161	$167

S-APPI-2 32818

S-BalancedI-2 5117

S-APP I-2 32818

S-APPS 32818

S-MidCapI-2 83017

S-MidCapS 83017